FGR-1 0910

P1, P2, P4

SUPPLEMENT DATED SEPTEMBER 1, 2010

TO THE PROSPECTUS

DATED MAY 1, 2010

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows.

I.  The portfolio management team under “Fund Summaries—Portfolio Managers” section on page FGR-S4 is revised as follows:

Portfolio Managers

WILSON MAGEE

Portfolio Manager of FT Institutional and portfolio manager of the Fund since September 2010.

JACK FOSTER

Senior Vice President of FT Institutional and portfolio manager of the Fund since 2007.

DAVID LEVY

Portfolio Manager of FT Institutional and portfolio manager of the Fund since 2007.

II.  The portfolio management team under “Fund Details—Management” section on page FGR-D5 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

WILSON MAGEE Portfolio Manager of FT Institutional	Mr. Magee has been the lead portfolio manager of the Fund since September 2010. He has primary responsibility for the investments of the Fund. Mr. Magee has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Prior to joining Franklin Templeton Investments in August 2010, he was President and portfolio manager of Colony Investment Management. He previously was a portfolio manager at Goldman Sachs Asset Management and Grantham Mayo Van Otterloo (GMO) and an investor at AEW.

JACK FOSTER Senior Vice President of FT Institutional	Mr. Foster has been a portfolio manager of the Fund since 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

DAVID LEVY Portfolio Manager of FT Institutional	Mr. Levy has been a portfolio manager of the Fund since 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Prior to joining Franklin Templeton Investments in 2007, he spent over 16 years at New York Life Investment Management, where since 1997, he was a portfolio manager for New York Life’s REIT portfolios.

Please retain this supplement for future reference.